EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Kerrigan, his attorney-in-fact, with the power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K and to file the same, with all exhibits thereto in all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this report on Form 10-K has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE            TITLE                          DATE
       ---------            -----                          ----

/s/    H. K. DESAI          Chairman of the Board          9/__/03
------------------------
       H. K. DESAI

/s/    MARC NUSSBAUM        Chief Executive Officer,       9/__/03
------------------------    President  (Principal  Executive  Officer)
       MARC  NUSSBAUM

/s/    JAMES KERRIGAN       Chief Financial Officer        9/__/03
------------------------
       JAMES  KERRIGAN      (Principal  Financial  and  Accounting  Officer)

/s/    THOMAS W. BURTON          Director                  9/__/03
------------------------
       THOMAS W. BURTON

/s/    HOWARD T. SLAYEN          Director                  9/__/03
------------------------
       HOWARD T. SLAYEN

/s/    KATHERINE LEWIS           Director                  9/__/03
------------------------
       KATHERINE LEWIS